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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


         CURRENT REPORT AMENDMENT NO. 1 PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)   September 13, 2000.


                               COMMERCE ONE, INC.
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             (Exact name of registrant as specified in its charter)


                Delaware            000-26453           68-0322810
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     (State or other jurisdiction  (Commission         (IRS Employer
           of incorporation)       File Number)      Identification No.)


                4440 Rosewood Drive, Pleasanton, California 94588
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            (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code   (925) 520-6000


                                       N/A
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          (Former name or former address, if changed since last report)



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The undersigned Registrant hereby amends the following item of its
Current Report on Form 8-K filed September 28, 2000, for the event dated September 13, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   FINANCIAL STATEMENTS

         Commerce One previously reported the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in its Current Report on Form 8-K filed July 31, 2000.

         (b)   PRO FORMA FINANCIAL INFORMATION

         Commerce One previously reported the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act in its Current Report on Form 8-K filed
July 31, 2000.

         (c)   EXHIBITS

               2.1 Agreement and Plan of Reorganization, dated June 20, 2000 by and among Commerce One, Inc., Constitution Acquisition Corporation and AppNet, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Commerce One, Inc. on June 29, 2000 (File No. 000-26453))


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COMMERCE ONE, INC.

                                             /s/ Robert M. Tarkoff
                                             --------------------------------
                                             Robert M. Tarkoff
                                             Senior Vice President, Corporate
                                             Development and General Counsel

                                             Date:  December 11, 2000



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                                INDEX TO EXHIBITS

    Exhibit No.     Description
    -----------     -----------
        2.1         Agreement and Plan of Reorganization, dated June 20, 2000 by and among Commerce One, Inc., Constitution Acquisition
                    Corporation and AppNet, Inc. (incorporated by reference to
                    Exhibit 2.1 to the Current Report on Form 8-K filed by
                    Commerce One, Inc. on June 29, 2000 (File No. 000-26453))